                              UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 1999

                                 IFX Corporation
                                 ---------------
            (Exact name of Registrant as Specified in Its Charter)

           Delaware                      0-15187                 36-3399452
         ------------                  -----------             --------------
(State or Other Jurisdiction of   (Commission file number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                               IFX Corporation
                         707 Skokie Blvd., 5th Floor
                         Northbrook, Illinois  60062
                       -------------------------------

         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                (847) 412-9411
                           ------------------------
            (Registrant's Telephone Number, Including Area Code)

          200 West Adams Street, Suite 1460, Chicago, Illinois 60606
        --------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 4.  Change in Registrant's Certifying Accountant

     On June 28, 1999, the registrant dismissed Arthur Andersen LLP as its independent auditors and appointed Ernst & Young LLP as its independent auditors for the fiscal year ending June 30, 1999. The decision to dismiss Arthur Andersen LLP and to retain Ernst & Young LLP was recommended by the registrant's audit committee and approved by the registrant's Board of Directors.

     The reports of Arthur Andersen LLP as of and for the fiscal years ended June 30, 1998 and 1997 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or application of accounting principles. During the registrant's fiscal years ended June 30, 1998 and 1997, and during the subsequent interim periods prior to June 28, 1999, there were no (i) disagreements between the registrant and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the registrant's financial statements, or (ii) "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

Item 7.  Financial Statement and Exhibits

     Exhibit Number       Description of Exhibit
     --------------       ----------------------

         16.1 Letter from Arthur Andersen LLP regarding the change in the registrant's certifying accountant

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              IFX CORPORATION

                              /s/ Joel M. Eidelstein
                              ----------------------------------
                              By:  Joel M. Eidelstein, President

Date:  July 1, 1999

                                 IFX CORPORATION

                                  EXHIBIT INDEX


Exhibit
  No.       Description
  ---       -----------

  16.1 Letter from Arthur Andersen LLP regarding the change in the registrant's certifying accountant




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